UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014 (June 12, 2014)

HC2 HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

460 Herndon Parkway, Suite 150

Herndon, VA 20170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 456-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

HC2 Holdings, Inc. 2014 Omnibus Equity Award Plan

At the Annual Meeting of the Stockholders (the “Annual Meeting”) of HC2 Holdings, Inc. (the “Company”) held on June 12, 2014, the Company’s stockholders approved the adoption of the HC2 Holdings, Inc. 2014 Omnibus Equity Award Plan (the “2014 Plan”) pursuant to which incentive compensation and performance compensation awards may be provided to employees, directors, officers and consultants of the Company or of its subsidiaries or their respective affiliates. The Plan authorizes the issuance of up to 5,000,000 shares of common stock, par value $0.001 per share, of the Company. A description of the material terms of the 2014 Plan and the text of the 2014 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2014 (File No. 001-35210) (the “Proxy Statement”).

The description of the 2014 Plan above and the portions of the Proxy Statement containing a description of the 2014 Plan are qualified in their entirety by reference to the full text of the 2014 Plan.

2014 Executive Bonus Plan

The Compensation Committee adopted a 2014 Executive Bonus Plan (“2014 Bonus Plan”), which is subject to, and governed by the terms of the 2014 Bonus Plan. Certain key employees will participate in the 2014 Bonus Plan. The 2014 Bonus Plan is designed to (i) offer target variable compensation that provide competitive levels of total pay to executives if they achieve target results and (ii) reward and encourage value creation by executives. It provides for annual bonuses comprised of two components. The first component is an individual bonus (the “individual bonus”) based on the achievement of individual performance goals. The second component is a corporate bonus (the “corporate bonus”) based on the achievement of corporate performance measured in terms of the change in the Company’s “Net Asset Value” (as defined below) from the beginning of the Company’s fiscal year to the end of the Company’s fiscal year end (“NAV Return”), in excess of a threshold NAV Return, which for 2014 was set at zero (the “2014 Threshold NAV Return”).

For Fiscal 2014, NAV Return was based on the amount calculated as the product of (i) the percentage increase in the Net Asset Value per share of the Company from the beginning of Fiscal 2014 to the end of Fiscal 2014 multiplied by (ii) the Net Asset Value at the beginning of 2014. The 2014 Bonus Plan provides that 12% of the excess, if any, of the NAV Return for 2014 over zero is to be allocated to fund the corporate bonus pool for bonuses to all named executive officers and other key employees. Pursuant to the 2014 Bonus Plan, this amount may be reduced by the Compensation Committee pursuant to its exercise of its negative discretion.

For the purpose of the foregoing calculation, the Company’s “Net Asset Value” is generally calculated by (i) starting with the value of the Company’s “Net Asset Value,” as such term is defined in the certificate of designation governing our Series A Convertible Participating Convertible Preferred Stock, dated May 29, 2014 (“Preferred Stock Certificate”), (ii) then subtracting from such amount the Company’s deferred tax liabilities, (iii) then adding to such amount the Company’s capital contributions to fund start-up businesses, which is subject to a $10 million cap, (iv) then adding to such amount the Company’s deferred financing costs, (iv) then adding to such amount the value of the Company’s assets that have not been appraised, which is subject to a $20 million cap, (v) then eliminating the effect of any settling of legacy liabilities associated with our predecessor businesses, which is subject to a $5 million cap, (vi) then adding to such amount expenses incurred in connection with completing any acquisitions by the Company within the past twelve months, and (viii) excluding any accretion on preferred stock (calculated in the manner contained in the Preferred Stock Certificate). The Company then makes adjustments to eliminate the effects of any conversion of preferred stock into common stock.

Pursuant to the 2014 Bonus Plan, awards are paid out in a mix of cash (40%) and equity (60%). The 2014 Bonus Plan was designed such that all awards for 2014 greater than two times the target bonus for each plan participant are deferred to subsequent years, in each case, in the proportions as set forth in the charts below. Deferred cash payments may be reduced in subsequent years, if the NAV Return in such years is below a threshold return.

This description of the 2014 Bonus Plan is qualified in its entirety by reference to the 2014 Bonus Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted in Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting, the Company’s stockholders approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to (i) renounce the Company’s expectancy regarding certain corporate opportunities and clarify the duty of loyalty of certain persons regarding corporate opportunities by adding a new Article Twelfth to the Certificate of Incorporation; and (ii) eliminate the restriction on the issuance of nonvoting equity securities by deleting Section (e) of Article Fourth of the Certificate of Incorporation. In connection with the approval of these amendments to the Charter, and as disclosed in the Company’s Proxy Statement, the Board amended the Charter and filed the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) with the Secretary of State of the State of Delaware on June 12, 2014.

This description of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 15,436,865 shares of common stock issued and outstanding and eligible to vote as of the record date of April 15, 2014, a quorum of 10,321,083 shares, or 66.85% of the eligible shares, was present in person or represented by proxy.

The final results of voting on each of the matters submitted to a vote of stockholders during the Annual Meeting are as follows:

1.	Election of Directors

The following three directors were elected as members of the Board of Directors of the Company to serve a one-year term until the Company’s 2015 Annual Meeting of Stockholders or until their successors are duly elected and qualified: Philip Falcone, Wayne Barr, Jr., and Robert M. Pons, based on the following votes:

Nominee	Voted For	Withheld Authority
Philip Falcone	10,038,215	282,868
Wayne Barr, Jr.	9,686,044	635,039
Robert M. Pons	9,711,600	609,483

2.	Say on Pay Proposal

The stockholders voted to approve the non-binding, advisory proposal on the compensation of the Company’s executive officers. The results of the vote were as follows:

For	Against	Abstain
8,751,158	671,203	898,722

3.	HC2 Holdings, Inc. 2014 Omnibus Equity Award Plan

The stockholders voted to approve the 2014 Plan. The results of the vote were as follows:

For	Against	Abstain
8,248,489	2,052,229	20,365

4.	Amendment to Charter - Corporate Opportunities

The stockholders voted to approve an amendment to the Charter to renounce the Company’s expectancy regarding certain corporate opportunities and clarify the duty of loyalty of certain persons regarding corporate opportunities. The results of the vote were as follows:

For	Against	Abstain
8,756,151	681,446	883,486

5.	Amendment to Charter – Eliminating Restriction on NonVoting Equity Securities

The stockholders voted to approve an amendment to the Charter to eliminate the restriction on issuance of nonvoting equity securities. The results of the vote were as follows:

For	Against	Abstain
9,085,029	1,219,265	16,789

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment

10.1	2014 HC2 Executive Bonus Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc. (Registrant)

Date: June 18, 2014	By:	/s/ Andrea L. Mancuso
	Name:	Andrea L. Mancuso
	Title:	Acting General Counsel and Corporate Secretary